Exhibit 99.1

SELLER NON-COMPETITION AGREEMENT

     This SELLER NON-COMPETITION AGREEMENT (this “Agreement”) is made and entered into as of February___, 2005 (the “Agreement Date”), by and among JACKSONVILLE TECHNOLOGY ASSOCIATES, INC., a Delaware corporation now known as WSECI, Inc. (the “Seller”), and the shareholders of the Seller signatory hereto (each a “Shareholder” and collectively, the “Shareholders”) on the one hand, and VERSO TECHNOLOGIES, INC., a Minnesota corporation (the “Purchaser”), on the other hand.

RECITALS

     WHEREAS, pursuant to the terms and conditions set forth in that certain Asset Purchase Agreement dated as of February 23, 2005 (the “Asset Purchase Agreement”), by and among the Seller, the Shareholders and the Purchaser, the Purchaser has agreed to purchase certain assets, and assume certain liabilities, of the Seller;

     WHEREAS, the Seller will derive substantial economic value from the consummation of the transactions contemplated by the Asset Purchase Agreement, including, among other things, the receipt of the Purchase Price and the additional Purchaser Shares which may be earned by the Seller pursuant to Sections 1.7 and 1.8 of the Asset Purchase Agreement;

     WHEREAS, the Shareholders will derive substantial economic value from the consummation of the transactions contemplated by the Asset Purchase Agreement, including, among other things, the distribution by the Seller to the Shareholders of the Purchaser Shares the Seller receives pursuant to the Asset Purchase Agreement; and

     WHEREAS, each of the Seller and the Shareholders acknowledges that the execution and delivery of this Agreement is a condition precedent to the Purchaser’s obligation to consummate the transactions contemplated by the Asset Purchase Agreement, and that the Purchaser would not have entered into the Asset Purchase Agreement unless the Seller and the Shareholders agreed to enter into this Agreement;

     NOW, THEREFORE, based on the above premises and in consideration of the mutual promises, covenants, agreements, representations and warranties hereinafter set forth and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Asset Purchase Agreement.

     2. Covenant Not to Compete. Each of the Shareholders and the Seller acknowledges that he, she or it is and will be in possession of Confidential Information concerning the Business, including, but not limited to, information about markets, key personnel, current and prospective customers and other business affairs and methods and other information not readily available to the public; provided, however, that, for purposes of this Agreement, Confidential Information shall not include information which (a) is or becomes generally available to the public other than as a result of wrongful disclosure by any Shareholder or the Seller, or (b) becomes available to any Shareholder or the Seller, as applicable, from a third party without restriction or breach of this Agreement and, to the knowledge of any Shareholder or the Seller, as applicable, without breach of any other confidentiality obligation owed to the Purchaser. As a means reasonably designed to protect the Confidential Information, from the Agreement Date above until the second anniversary of the Agreement Date, the Seller agrees that it will not, directly or indirectly (including through its Affiliates), within the geographic region of North America and South America, engage in, assist (financially or otherwise), render services to, or perform any activity that is competitive with the Business (the “Protected Activities”). Also as a means reasonably designed to protect the Confidential Information, from the Agreement Date above until the second anniversary of the Agreement Date, each of the Shareholders agrees that he, she or it will not, directly or indirectly (including through his, her or its Affiliates), within the geographic region of North America and South America, engage in, assist (financially or otherwise), render services to, or perform any activity that is competitive with the Business and substantially similar to the services rendered or the activities performed by such Shareholder for the Seller (the “Protected Activities”) in the capacity of a shareholder, officer, director or other management personnel, whether as an employee or an independent contractor. For avoidance of doubt, the Seller’s or any Shareholder’s engaging in any Excluded Business shall not be limited by this paragraph 2. Notwithstanding the foregoing, each of the Shareholders and the Seller may own, directly or indirectly, an aggregate of no more than one percent (1%) of the outstanding stock or other equity interest of or in any publicly traded corporation or other business enterprise that engages in the Protected Activities, provided that such participation therein is solely as a passive investor and does not include any role, as applicable, as director, officer, manager or other service provider.

     3. Non-Interference and Non-Solicitation. From the Agreement Date until the second anniversary of the Agreement Date, neither the Seller nor any Shareholder will, without the prior written consent of the Purchaser, directly, indirectly (including through his, her or its Affiliates) or as an agent on behalf of or in conjunction with any person, firm, partnership, corporation or other entity: (a) hire, solicit, encourage the resignation of, or in any other manner seek to engage or employ, any person who, as of the Agreement Date or at any time during the six (6) month period prior thereto, was an employee of the Seller and was engaged in the Business, including (but not limited to) those employees listed on Exhibit A hereto, whether or not for compensation and whether as an officer, employee, consultant, adviser, independent sales representative, vendor, independent contractor or participant (provided, however, that if any such employee is hired by the Purchaser and thereafter terminated by the Purchaser, then the Seller may hire such person), or (b) contact, solicit, service or otherwise have any dealings with any person or entity with whom the Purchaser has a then-current business relationship in connection with the Protected Activities or if such contact, solicitation or other dealings could reasonably be expected to adversely impact the Purchaser’s relationship with such person or entity.

     4. Non-Disclosure. Unless otherwise approved in writing by the Purchaser, each of the Shareholders and the Seller covenants and agrees that he, she or it will not use for any purpose and will keep secret and will not intentionally disclose to anyone other than the Purchaser, wherever located, any and all Confidential Information during the term of this Agreement.

     5. Equitable Relief. It is expressly agreed among the parties hereto that monetary damages would be inadequate to compensate a party hereto for any breach by any other party of its covenants and agreements in this Agreement. Accordingly, the parties agree and acknowledge that any such violation or threatened violation will cause irreparable injury to the other and that, in addition to any other remedies which may be available, such party shall be entitled to injunctive relief against the threatened breach of this Agreement or the continuation of any such breach without the necessity of proving actual damages and without posting any bond or other security, and may seek to specifically enforce the terms of this Agreement.

     6. Consideration. Each of the Shareholders and the Seller acknowledges that the consideration for the covenants in Sections 2, 3 and 4 above, consists of substantial economic value as provided under the Asset Purchase Agreement and the Related Agreements. Each of the Shareholders and the Seller also acknowledges that the Purchaser would not consummate the transactions contemplated under the Asset Purchase Agreement and the Related Agreements unless each of the Shareholders and the Seller entered into this Agreement.

     7. Miscellaneous.

          (a) Good Faith; Fair Dealing. The parties hereto agree to act at all times in good faith, to deal fairly with the other party, and not to take any action which will deprive the other party of the benefits of this Agreement.

          (b) Complete Agreement; Modifications. This Agreement and any document referred to herein or executed contemporaneously herewith set forth the entire understanding of the parties relating to the subject matter hereof and supersede all agreements, representations, warranties, statements, promises and understandings, with respect to the subject matter hereof. Notwithstanding the foregoing, the parties hereto acknowledge and agree that this Agreement has been entered into in connection with the transactions contemplated under the Asset Purchase Agreement and is to be construed consistently therewith. None of the terms or provisions hereof shall be modified or waived, and this Agreement may not be amended or terminated, except by a written instrument signed by the party against which modifications or waiver or amendment or termination is to be enforced. No waiver of any one provision shall be considered a waiver of any other provision, and the fact that an obligation is waived for a period of time or in one instance shall not be considered to be a continuing waiver.

          (c) Representations and Warranties. Each of the Shareholders and the Seller represents and warrants that he, she or it has carefully read this Agreement; that he, she or it executes this Agreement with full knowledge of the contents of this Agreement, the legal consequences thereof, and any and all rights which each party may have with respect to one another; that he, she or it has had the opportunity to receive independent legal advice with respect to the matters set forth in this Agreement and with respect to the rights and asserted rights arising out of such matters; and that he, she or it is entering into this Agreement of his, her or its own free will. Each of the Shareholders and the Seller expressly agrees that there are no expectations contrary to this Agreement and no usage of trade or regular practice in the Business shall be used to modify this Agreement. The parties agree that this Agreement shall not be construed for or against either party in any interpretation thereof.

          (d) Successors and Assigns. Except as provided herein to the contrary, this Agreement will be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns. None of the parties hereto may assign any of their rights or obligations under this Agreement without the prior written consent of all other parties hereto, except that this Agreement may be assigned by the Purchaser to any corporation or other business entity that succeeds to all or substantially all of the business of the Purchaser, as applicable, through merger, consolidation, corporate reorganization or by acquisition of all or substantially all of the assets or capital stock of the Purchaser, as applicable. Each of the Shareholders and the Seller agrees in the event of assignment to remain bound by the terms of this Agreement which may be enforced by the Purchaser’s assigns, successors and transferees.

          (e) Third Party Benefits. None of the provisions of this Agreement will be for the benefit of, or enforceable by, any third-party beneficiary.

          (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          (g) Venue. The parties hereto agree that any legal proceeding instituted with respect to the matters contemplated by this Agreement shall only be brought in a court with subject matter jurisdiction over the dispute located in Atlanta, Georgia, and the parties hereto hereby submit to jurisdiction in any such court and agree that venue properly lies in any such court.

          (h) Notices. All notices, requests or instructions given in accordance herewith shall be in writing and shall be deemed given (i) on the date of delivery, if hand delivered, (ii) on the date of receipt, if sent by facsimile, (iii) three Business Days after the date of mailing, if mailed by registered or certified mail, return receipt requested, and (iv) one Business Day after the date of sending, if sent via next-day delivery by Federal Express or other recognized overnight courier. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party. Notices will be addressed as follows or to such other address as the party to whom the same is directed will have specified in conformity with the foregoing:

     If to any Shareholder, then to the address set forth beneath the signature of such Shareholder hereto.

     If to the Seller, to:

WSECI, Inc.
8160 Baymeadows Way West
Suite 220
Jacksonville, Florida 32256

     with a copy to:

Morse Geller, Esq.
Law Office of Morse Geller
277 Sycamore Street
West Hempstead, New York 11552
Telephone No.: (516) 564-6734
Telecopier No.: (516) 538-7221

     If to any Shareholder, to the address set forth on the signature page hereto signed by such Shareholder.

     If to the Purchaser, to:

Verso Technologies, Inc.
400 Galleria Parkway
Suite 300
Atlanta, Georgia 30339
Attention: Chief Financial Officer
Telephone No.: (678) 589-3500
Fax No.: (678) 589-3572

     with a copy to:

Rogers & Hardin, LLP
2700 International Tower
229 Peachtree Street, N.E.
Atlanta, Georgia 30303-1601
Attention: Robert C. Hussle
Telephone: (404) 522-4700
Fax No.: (404) 525-2224

          (i) Attorneys’ Fees. The prevailing party or parties in any legal action commenced to (i) enforce the terms and conditions of this Agreement or (ii) recover damages or any other relief for the breach by any other party or parties of this Agreement shall be entitled to recover such prevailing party or parties’ reasonable attorneys’ fees, including expenses of such attorneys, from the non-prevailing party or parties in any such legal action.

          (j) Headings. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Agreement or of any particular section.

          (k) Construction. Throughout this Agreement, as the context may require, (i) the masculine gender includes the feminine and the neuter gender includes the masculine and the feminine; (ii) the singular tense and number includes the plural, and the plural tense and number includes the singular; (iii) the past tense includes the present, and the present tense includes the past; (iv) references to parties, sections, paragraphs and exhibits mean the parties, sections, paragraphs and exhibits of and to this Agreement; and (v) periods of days, weeks or months mean calendar days, weeks or months.

          (l) Severability. The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect. Further, if the period of time, the extent of the geographic area or the scope of the prescribed activities covered by this Agreement should be deemed unenforceable, then this Agreement shall be construed to cover the maximum period of time, geographic area and scope of prescribed activities (not to exceed the maximum time, geographic area or scope set forth herein) as may be valid under applicable law. The parties specifically intend that any court determining the extent of the enforceability of this Agreement shall, if it determines that this Agreement is not fully enforceable in accordance with its terms, modify the period of time, geographic area or scope of prescribed activities provided for herein to the minimum extent necessary such that the provisions hereof as so modified are enforceable.

          (m) Counterparts. This Agreement may be executed manually or by facsimile in two or more counterparts and delivered by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any party delivering this Agreement by facsimile shall as soon as practicable thereafter deliver to the other party a manually signed copy of this Agreement.

[Signature pages follow]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties or by the duly authorized officers of the parties hereto as of the date first above written.

WSECI, INC.

By:
Name:
Title:

VERSO TECHNOLOGIES, INC.

By:
Name:
Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGES]

[Signature Page to Seller Non-Competition Agreement]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties or by the duly authorized officers of the parties hereto as of the date first above written.

SHAREHOLDER:

Printed Name of Shareholder or Name of Entity (if applicable)

Signature of Shareholder or Authorized Representative of Shareholder

Printed Name of Authorized Representative of Shareholder (if applicable)

Title of Authorized Representative of Shareholder (if applicable)

Address of Shareholder:

[Signature page to Seller Non-Competition Agreement]

Exhibit A

Employees

Name

Eyal Wiransky Jack Ziros Kelly Collins Allen Draa David Pitts Jeffery Augusta Arthur Providakes Manan Mehra Miguel Blaco